UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2016

IMAGEWARE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15757	33-0224167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10815 Rancho Bernardo Road, Suite 310 San Diego, California 92127
(Address of principal executive offices)

(858) 673-8600

(Registrant’s telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

At 11:00 a.m. ET on March 16, 2016, ImageWare Systems, Inc., (the "Company") hosted a conference call to discuss its financial results for the quarter and year ended December 31, 2015. A copy of the transcript for this conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 for Form 8-K, the information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ImageWare Systems, Inc.

Date: March 17, 2016	By:	/s/ Wayne Wetherell
Wayne Wetherell Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Call Transcript, dated March 16, 2016